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                                                               Exhibit 23.1

                       ARTHUR ANDERSEN LLP



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 24, 1995, included in Advanced Environmental Recycling Technologies, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this Registration Statement.


                                     /s/ Arthur Andersen LLP

San Antonio, Texas
October 13, 1995